Northwestern Mutual Series Fund, Inc.

Supplement Dated May 24, 2007 to the

Statement of Additional Information Dated May 1, 2007

This Supplement revises certain information contained in the Statement of Additional Information dated May 1, 2007 for the Northwestern Mutual Series Fund, Inc. (the “SAI”). You should read this Supplement together with the SAI. Please retain this Supplement for future reference.

Amendment to Statement of Additional Information:

On Page B-14 of the SAI, the first sentence of the section entitled “Zero Coupon, Step Coupon and Pay-In-Kind Securities” shall be deleted in its entirety and shall be replaced with the following sentence:

“Each Portfolio may invest up to 10% (without limit for the High Yield Bond Portfolio, the Select Bond Portfolio, the PIMCO Long-Term U.S. Government Bond Portfolio and the PIMCO Multi-Sector Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities.”